UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 13, 2024

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 13, 2024, Proficient Auto Logistics, Inc. (the “Company”), concurrently with the closing of the initial public offering (the “IPO”) of the Company’s common stock, $0.01 par value per share, completed in multiple, separate acquisitions (the “Combinations”) of five operating businesses and their respective affiliated entities, as applicable, operating under the following names: (i) Delta Automotive Services, Inc. (which converted to Delta Automotive Services, LLC in an F-reorganization on April 29, 2024), doing business as Delta Auto Transport, Inc., (ii) Deluxe Auto Carriers, Inc., (iii) Sierra Mountain Group, Inc., (iv) Proficient Auto Transport, Inc., and (v) Tribeca Automotive Inc. (together, the “Founding Companies” and each a “Founding Company”).

The Company acquired the stock of the Founding Companies for a combination of cash and shares of the Company’s common stock. The aggregate cash consideration that paid in the Combinations was approximately $180.4 million, subject to post-closing adjustments. The aggregate stock consideration the Company paid in the Combinations consisted of approximately 6,978,191 shares of the Company’s common stock. The consideration for the Combinations was determined by arms-length negotiations between the Company and representatives of each Founding Company.

The Combinations are described more fully in the Company’s final prospectus dated May 8, 2024 (the “Prospectus”), included in the Company’s Registration Statement on Form S-1 filed on April 11, 2024, as amended, and declared effective on May 8, 2024 (Registration No. 333-278629) (the “Registration Statement”).

The description in this Current Report on Form 8-K of the acquisition agreements underlying the Combinations is qualified in its entirety by reference to the full text of the combination agreements, copies of which are filed as Exhibits 10.8 through 10.17 to the Registration Statement and are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

Effective May 13, 2024, the Board of Directors (the “Board”) of the Company expanded its size from six to ten directors, and appointed Richard O’Dell, age 62, Randy Beggs, age 64, Steven F. Lux, age 66 and John Skiadas, age 53, as directors. Each of Ross Berner and Mark McKinney, who had previously been appointed to the Board, resigned from the Board, effective upon the consummation of the IPO. Mr. O’Dell was appointed Chairperson of the Board.

Messrs. O’Dell, Beggs, Lux and Skiadas have not been assigned to any committees of the Board.

Messrs. Lux and Skiadas will receive annual cash compensation of $50,000 and restricted stock units in a value equal to $75,000 based on the fair market value of the Company’s common stock on the date of grant, each as set forth in the Company’s 2024 Non-Employee Director Compensation Policy, filed as Exhibit 10.3 to the Registration Statement and incorporated herein by reference. As employees of the Company, Messrs. O’Dell and Beggs will not receive compensation in their capacity as members of the Board.

Mr. Beggs will receive approximately $5,484,498 in cash and 133,333 shares of common stock at the consummation of the IPO as consideration from the Combinations for his interest in a Founding Company. Mr. Skiadas will receive approximately $28,355,465 in cash and 1,927,610 shares of common stock at the consummation of the IPO as consideration from the Combinations for his interest in a Founding Company. Mr. O’Dell purchased 95,625 shares for an aggregate consideration of $250,000 in a private placement transaction that occurred prior to the IPO and has agreed not to sell such shares for one year following the consummation of the IPO. Mr. Lux is an investor of BOCF, LLC, which owned 40% of a Founding Company prior to the Combinations. Pursuant to the Combinations, BOCF, LLC received 602,476 shares of common stock of the Company. This description of transactions with related persons is qualified in its entirety by reference to the full text of the section of the Registration Statement titled “Certain Relationships and Related Person Transactions” and the terms of the acquisition agreements underlying the Combinations, copies of which are filed as Exhibits 10.8 through 10.17 to the Registration Statement and are incorporated in herein by reference.

Messrs. O’Dell, Beggs, Lux and Skiadas have no family relationships that are required to be disclosed under Item 401(d) of Regulation S-K.

Biographical information for each of the Messrs. O’Dell, Beggs, Lux and Skiadas can be found in the Prospectus under the section entitled “Management,” which is incorporated by reference into this Item 5.02.

Resignation and Appointment of Officers

Effective May 13, 2024, Messrs. Berner and McKinney stepped down as executive officers of the Company, and the following individuals became the executive officers of the Company, with the respective position(s) set forth in the table below:

Name	Position
Richard O’Dell	Chief Executive Officer
Randy Beggs	President and Chief Operating Officer

Biographical information and compensation information of the Company’s executive officers can be found in the Prospectus under the section entitled “Management.” Compensation information of the Company’s named executive officers can be found in the Prospectus under the section entitled “Executive Compensation.” These sections of the Prospectus are incorporated into this Item 5.02 by reference.

Incentive Plan

Effective as of May 8, 2024, the Company adopted the Proficient Auto Logistics, Inc. 2024 Long-Term Incentive Plan (the “2024 Plan”). A summary of the 2024 Plan can be found in the Registration Statement in the section entitled “Executive Compensation.” Such description is incorporated by reference into this Item 5.02. Such description is subject to the detailed terms and conditions of and is qualified in its entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.2 of the Registration Statement and incorporated herein by reference.

Indemnification Agreements

Each of the Company’s directors and executive officers is expected to enter into indemnification agreements (the “Indemnification Agreements”), the form of which is filed as Exhibit 10.1 to the Registration Statement. The Indemnification Agreements provide indemnification to each such director or executive officer, to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines and other amounts arising from any claims relating to the fact that such person is or was a director or officer, as applicable, and also provides for rights to advancement of expenses.

The description of the Indemnification Agreements set forth under this Item 5.02 is qualified in its entirety by reference to the complete terms and conditions of the form of Indemnification Agreement, which is filed as Exhibit 10.1 to the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2024, the Company filed a Third Amended and Restated Certificate of Incorporation (the “A&R Certificate of Incorporation”) with Secretary of State of the State of Delaware. On May 13, 2024, the Company’s Amended and Restated Bylaws (the “A&R Bylaws”) became effective.

The A&R Certificate of Incorporated is filed as Exhibit 3.1 to this Current Report on Form 8-K and the A&R Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the consummation of the IPO, the Board adopted a Code of Business Conduct, effective as of May 13, 2024. A copy of the Company’s Code of Business Conduct is available on the Company’s website at www.profiientautologistics.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited financial statements for the years ended December 31, 2023 and 2022 and related notes of each of the Founding Companies are included in the Prospectus and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited combined pro forma financial statements of the Company for the year ended December 31, 2023 and related notes are included in the Prospectus and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of December 21, 2023, by and among the Company, PAL Stock Acquiror, Inc., Leonel Munoz, Ramon Munoz and Tribeca Automotive Inc. (filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.2	Contribution Agreement, dated as of December 21, 2023, by and among the Company, Leonel Munoz, Ramon Munoz and Tribeca Truck Leasing LLC (filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.3	Agreement and Plan of Merger, dated as of December 21, 2023, by and among the Company, ELI Merger Sub, Inc., Jesus Holguin, Raul Silva and Excel Leasing, Inc. (filed as Exhibit 10.10 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.4	Stock Purchase Agreement, dated as of December 21, 2023, by and among the Company, PAL Stock Acquiror, Inc., Jesus Holguin, Raul Silva, and Deluxe Auto Carriers, Inc. (filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.5	Contribution Agreement, dated as of December 21, 2023, by and among the Company, Proficient Auto Transport, Inc., the shareholder listed thereto and BOCF, LLC (filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference)..

2.6	Stock Purchase Agreement, dated as of December 21, 2023, by and among the Company, PAL Stock Acquiror, Inc., Proficient Auto Transport, Inc., the shareholder listed thereto and BOCF, LLC (filed as Exhibit 10.13 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.7	Agreement and Plan of Merger, dated as of December 21, 2023, by and among the Company, WCL Merger Sub, Inc., William E. Scanlon, Trustee of the William E. Scanlon Living Trust Utd 7/29/05 and West Coast Leasing Company, Inc. (filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.8	Stock Purchase Agreement, dated as of December 21, 2023, by and among the Company, PAL Stock Acquiror, Inc., William E. Scanlon Living Trust Utd 7/29/05 and Sierra Mountain Group, Inc. (filed as Exhibit 10.15 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.9	Contribution Agreement, dated as of December 21, 2023, by and among the Company, John Skiadas, Delta Auto Brokers, LLC, North East Fleet Services, Inc., Delta Automotive Services, Inc. and the sellers listed thereto (filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

2.10	Purchase Agreement, dated as of December 21, 2023, by and among the Company, PAL Stock Acquiror, Inc., John Skiadas, Delta Automotive Services, Inc. and the sellers listed thereto (filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1 filed on April 11, 2024, and incorporated herein by reference).

3.1	Third Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024.

Proficient Auto Logistics, Inc.

By:	/s/ Brad Wright
Brad Wright
Chief Financial Officer and Secretary

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